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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          PENTASTAR COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                   Delaware                           84-1502003
         --------------------------              -------------------
         (State of incorporation or               (I.R.S. Employer
                organization)                    Identification No.)

   1522 Blake Street, Denver, Colorado                 80202
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(Address of principal executive offices)             (Zip Code)


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this form relates: 333-85281

         Securities to be registered pursuant to Section 12(g) of the Act:


                    Common Stock, $.0001 Par Value Per Share
                    ----------------------------------------
                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

         The description of the Registrant's securities is incorporated by reference to Registrant's Registration Statement Number 333-85281.

Item 2.  Exhibits.

         The following Exhibits are incorporated by reference to the exhibits specified below that were filed as exhibits to Registration Statement Number 333-85281.

         Exhibit Number
         to Registration
         Statement
         No. 333-85281       Description
         ---------------     -----------

         3.1                 Restated Certificate of Incorporation.

         3.2                 Restated Bylaws.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

         Dated: October 19, 1999

                                   PENTASTAR COMMUNICATIONS, INC.
                                   a Delaware corporation


                                   By: /s/ Richard M. Tyler
                                       ------------------------------------
                                           Richard M. Tyler, Vice President


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